                                                                 Exhibit 10.7.12

                                TWELFTH AMENDMENT
                                       TO
                         RECEIVABLES PURCHASE AGREEMENT

         This Twelfth Amendment to Receivables Purchase Agreement dated as of April 9, 2003 (this "Amendment"), is among THE ORIGINATORS listed on the signature page hereof (collectively, the "Originators") and PRIME RECEIVABLES CORPORATION, a Delaware corporation (the "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, the Originators and the Purchaser entered into a Receivables Purchase Agreement dated as of December 15, 1992, as amended from time to time, (the "Purchase Agreement") pursuant to which the Purchaser purchased Receivables (as defined in the Purchase Agreement) from the Originators on the terms and conditions set forth in the Purchase Agreement;

         WHEREAS, the Originators and the Purchaser wish to amend the Purchase Agreement to revise Schedule IV attached to the Purchase Agreement;

         WHEREAS, Section 8.01 of the Purchase Agreement permits the Originators and the Purchaser to amend the Purchase Agreement subject to certain conditions;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Schedule IV attached to the Purchase Agreement is hereby deleted in its entirety and Schedule IV attached hereto is substituted therefor.

         2. Attached hereto as Exhibit A is a certificate by an officer of FDS Bank, as Servicer, stating that the amendment to the Purchase Agreement effected by this Twelfth Amendment does not adversely affect in any material respect the interests of any of the Investor Certificateholders (as defined in the Purchase Agreement), which certificate is required to be delivered to the Trustee (as defined in the Purchase Agreement) pursuant to Section 8.01 of the Purchase Agreement.

         3. The Purchase Agreement, as amended by this Twelfth Amendment shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    THE ORIGINATORS:

                                    BLOOMINGDALE'S, INC.

                                    By:     /s/ Neal J. Glueck
                                       -----------------------------------------
                                    Title:  Vice President

                                    BURDINES, INC.

                                    By:     /s/ Neal J. Glueck
                                       -----------------------------------------
                                    Title:  Vice President

                                    RICH'S DEPARTMENT STORES, INC.
                                    (formerly Lazarus, Inc. and successor by merger to Rich's Department Stores, Inc.)

                                    By:     /s/ Neal J. Glueck
                                       -----------------------------------------
                                    Title:  Vice President

                                    THE BON, INC.

                                    By:     /s/ Neal J. Glueck
                                       -----------------------------------------
                                    Title:  Vice President

                                    FEDERATED WESTERN PROPERTIES, INC.,
                                    Assignee of Broadway Stores, Inc.

                                    By:     /s/ Richard C. Fiddes
                                       -----------------------------------------
                                    Title:  Vice President

                                    MACY'S EAST, INC.,
                                    as successor in interest to Abraham & Straus and Jordan Marsh Stores Corporation

                                    By:     /s/ Neal J. Glueck
                                       -----------------------------------------
                                    Title:  Vice President

                                    FDS BANK

Date: April 9, 2003                 By:     /s/ Susan R. Robisnon
                                       -----------------------------------------
                                    Title:  Treasurer

                                    THE PURCHASER:

                                    PRIME RECEIVABLES CORPORATION

Date: April 9, 2003                 By:     /s/ Susan P. Storer
                                       -----------------------------------------
                                    Title:  President

                                   SCHEDULE IV
                          SCHEDULE OF LOCK-BOX ACCOUNTS

       Bank Name                          Originator               Bank Account #
       ---------                          ----------               --------------
Bank of America Illinois         All Originators                    8188500959
231 South Lasalle St.
Chicago, IL 60697

Wells Fargo Bank **              All Originators                    6355064529
MAC N9305-031                    Prime Receivable Corp.
Sixth and Marquette              St. Cloud, MN
Minneapolis, MN  55479           56396-1205

JPMorgan Chase Bank              All Originators                    323890075
4 New York Plaza, 6th Fl.        Electronic banking networks
Structured Finance Admin.        All Originators                    400471302
New York, NY 10004-2413          Internet banking activity

PNC Bank                         Macy's                             3001544986
201 East 5th Street              P.O. Box 8021
Cincinnati, Ohio 45201           Mason OH  45040-8021

FifthThird Bank                  Lazarus                            71527336
38 Fountain Sq. Plaza            P.O. Box 0064
Cincinnati, Ohio  45263          Cincinnati, Ohio  45274

First Hawaiian Bank              Macy's                             01-100750
999 Bishop Street                P.O. Box 380001
Honolulu, HI  96813              Honolulu, HI 96838-0001

USBank                           All Originators                    153910082020
425 Walnut Street                P.O. Box  45071-9088
Cincinnati, Ohio 45202           Westchester, Ohio  45071

**  To be closed by July 31, 2003

                                    EXHIBIT A

                                    FDS BANK

                              OFFICER'S CERTIFICATE

         Pursuant to Section 8.01 (a) of the Receivables Purchase Agreement dated as of December 15, 1992, among the Originators listed therein and Prime Receivables Corporation, FDS Bank, as Servicer, certifies that the amendment dated as of April 9, 2003 to Schedule IV of the Receivables Purchase Agreement does not adversely affect in any material respect the interests of any of the Invester Certificateholders.

                                             FDS Bank
                                             As Servicer

Date: April 9, 2003                          /s/ Susan R. Robinson
                                    --------------------------------------------
                                             Name:  Susan R. Robinson
                                             Title: Treasurer